UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 30, 2008

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On May 30, 2008 Oscient Pharmaceuticals Corporation (the “Company”) received a Paragraph IV Certification Notice in accordance with 21 U.S.C. 355(j)(2)(B)(ii) from Orchid Healthcare, a Division of Orchid Chemicals & Pharmaceuticals Ltd. (“Orchid”), advising the Company of the filing of an Abbreviated New Drug Application (“ANDA”) with the U.S. Food and Drug Administration (“FDA”) for a generic version of FACTIVE® (gemifloxacin mesylate) Tablets. The Company received the certification as the holder of the New Drug Application for FACTIVE.

Orchid’s certification letter sets forth allegations that eight of the nine FDA Orange Book listed patents are invalid and/or will not be infringed by Orchid’s manufacture, importation, use, or sale of the product for which the ANDA was submitted. The certification does not include a Paragraph IV Certification Notice with respect to U.S. Patent No. 5,633,262, which is listed in the FDA Orange Book and expires in June 2015.

The Company is evaluating the Paragraph IV Certification Notice received from Orchid.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By:	/s/ Philippe M. Maitre
Name:	Philippe M. Maitre
Title:	Executive Vice President and Chief Financial Officer

Date: June 2, 2008